Exhibit 10.17

                       ASSIGNMENT OF IOWA IGT DECLARATION
                                       AND
                               AGREEMENT OF TRUST

      THIS ASSIGNMENT OF IOWA IGT DECLARATION AND AGREEMENT OF TRUST (the "Assignment") is made and entered into effective as of July 15, 1999 (the "Effective Date"), by and between Greater Dubuque Riverboat Entertainment Company, L.C., an Iowa limited liability company, (hereinafter called the "Assignor"), and Peninsula Gaming Company, LLC (hereinafter called "Assignee").

      1. IGT TRUST AGREEMENT. Assignor and Assignee acknowledge that Assignor is a party to that certain Iowa IGT Declaration and Agreement of Trust dated October 28, 1998, by and among IGT and certain Iowa excursion gambling boat and racetrack enclosure gaming licensees, including Greater Dubuque Riverboat Entertainment Company, L.C., (the "IGT Trust Agreement").

      2. ASSIGNMENT. As of the Effective Date, Assignor hereby sells, assigns, transfers and conveys unto Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the IGT Trust Agreement. By its execution hereof, Assignee agrees to assume and be bound by and timely perform, observe, discharge and otherwise comply with each and every one of Assignor's duties, obligations, covenants and undertakings under the IGT Trust Agreement accruing on or after the Effective Date.

      3. INDEMNIFICATION. Assignor covenants to hold Assignee harmless from and indemnify Assignee against any claim, loss, damage, cost and expense (including reasonable attorneys' fees and court costs) that Assignee may incur from and after the Effective Date as a result of the failure of Assignor to perform any of its obligations with respect to the IGT Trust Agreement up to the Effective Date. Assignee covenants to hold Assignor harmless from and indemnify Assignor against any claim, loss, damage, cost or expense (including reasonable attorneys' fees and court costs) that Assignor may incur from and after the Effective Date as a result of the failure of Assignee to perform any of its obligations with respect to the IGT Trust Agreement from and after the Effective Date.

      4. GOVERNING LAW. This Assignment shall be governed by and construed under the laws of the State of Iowa.

      5. TIME OF ESSENCE. Time shall be of the essence in the performance of each and every covenant by Assignee pursuant to the terms of this Assignment.

      6. BINDING EFFECT. The terms of this Assignment shall bind the parties hereto and their successors in interest.

      7. MODIFICATION. This Assignment shall not be modified except if done in writing and signed by both parties.

      8. CONDITION PRECEDENT. The obligations of Assignor and Assignee under this Assignment are subject to the closing of the transaction set forth in that certain Asset Purchase and Sale Agreement, dated January 15, 1999, by and between the Assignor and Assignee, as designee of AB Capital, LLC.

      9. ENTIRE AGREEMENT. This Assignment contains the entire agreement between the parties regarding the assignment of the IGT Trust Agreement.

      10. CONFLICT. In no way or manner shall this Assignment modify the terms of the IGT Trust Agreement. In the event of a conflict between the terms of this Assignment and the IGT Trust Agreement, the IGT Trust Agreement shall control.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.

Peninsula Gaming Company, L.L.C.           Greater Dubuque Riverboat
                                           Entertainment Company, L.C.

By /s/ Michael S. Luzich                   By /s/ Don Iverson
   ----------------------------               ---------------------------------
Its                                        Its Chairman
   ----------------------------                --------------------------------

       ASSIGNEE                                ASSIGNOR

                                 CONSENT OF IGT

      IGT, as administrator under that certain Iowa IGT Declaration and Agreement of Trust dated October 28, 1998, with Greater Dubuque Riverboat Entertainment Company, L.C. ("GDREC") I hereby consents to the foregoing Assignment between Greater Dubuque Riverboat Entertainment Company, L.C. as Assignor and Peninsula Gaming Company, LLC as Assignee.

IGT, Administrator


By: /s/ Ward W. Chilton                    Date Signed: July 15, 1999
    ----------------------------------                  -----------------------
Its: Ward W. Chilton, Vice President
     ---------------------------------

                        ASSIGNMENT OF IOWA IGT AGREEMENT
                                       FOR
                          WIDE AREA PROGRESSIVE SYSTEMS

      THIS ASSIGNMENT OF IOWA IGT AGREEMENT FOR WIDE AREA PROGRESSIVE SYSTEMS (the "Assignment") is made and entered into effective as of July 15, 1999 (the "Effective Date"), by and between Greater Dubuque Riverboat Entertainment Company, L.C., an Iowa limited liability company, (hereinafter called the "Assignor"), and Peninsula Gaming Company, LLC (hereinafter called "Assignee").

      1. IGT AGREEMENT. Assignor and Assignee acknowledge that Assignor is a party to that certain Iowa IGT Agreement for Wide Area Progressive Systems dated October 28, 1998, by and among IGT, the Iowa Multi-Link System Trust, and certain Iowa excursion gambling boat and racetrack enclosure gaming licensees, including Greater Dubuque Riverboat Entertainment Company, L.C., (the "IGT Agreement"), for participation in the computerized multi-link system of slot machines (the "System").

      2. ASSIGNMENT. As of the Effective Date, Assignor hereby sells, assigns, transfers and conveys unto Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the IGT Agreement. By its execution hereof, Assignee agrees to assume and be bound by and timely perform, observe, discharge and otherwise comply with each and every one of Assignor's duties, obligations, covenants and undertakings under the IGT Agreement accruing on or after the Effective Date.

      3. INDEMNIFICATION. Assignor covenants to hold Assignee harmless from and indemnify Assignee against any claim, loss, damage, cost and expense (including reasonable attorneys' fees and court costs) that Assignee may incur from and after the Effective Date as a result of the failure of Assignor to perform any of its obligations with respect to the IGT Agreement up to the Effective Date. Assignee covenants to hold Assignor harmless from and indemnify Assignor against any claim, loss, damage, cost or expense (including reasonable attorneys' fees and court costs) that Assignor may incur from and after the Effective Date as a result of the failure of Assignee to perform any of its obligations with respect to the IGT Agreement from and after the Effective Date.

      4. GOVERNING LAW. This Assignment shall be governed by and construed under the laws of the State of Iowa.

      5. TIME OF ESSENCE. Time shall be of the essence in the performance of each and every covenant by Assignee pursuant to the terms of this Assignment.

      6. BINDING EFFECT. The terms of this Assignment shall bind the parties hereto and their successors in interest.

      7. MODIFICATION. This Assignment shall not be modified except if done in writing and signed by both parties.

      8. CONDITION PRECEDENT. The obligations of Assignor and Assignee under this Assignment are subject to the closing of the transaction set forth in that certain Asset Purchase and Sale Agreement, dated January 15, 1999, by and between the Assignor and Assignee, as designee of AB Capital, LLC.

      9. ENTIRE AGREEMENT. This Assignment contains the entire agreement between the parties regarding the assignment of the IGT Agreement.

      10. CONFLICT. In no way or manner shall this Assignment modify the terms of the IGT Agreement. In the event of a conflict between the terms of this Assignment and the IGT Agreement, the IGT Agreement shall control.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.

Peninsula Gaming Company, L.L.C.           Greater Dubuque Riverboat
                                           Entertainment Company, L.C.

By /s/ Michael S. Luzich                   By /s/ Don Iverson
   --------------------------------           -------------------------------
Its                                        Its Chairman
    -------------------------------            ------------------------------

        ASSIGNEE                               ASSIGNOR

                                 CONSENT OF IGT

      IGT, a party under that certain Iowa IGT Agreement for Wide Area Progressive Systems dated October 28, 1998, with Greater Dubuque Riverboat Entertainment Company, L.C. ("GDREC"), for the participation of GDREC in the computerized multi-link system of slot machines, hereby consents to the foregoing Assignment between Greater Dubuque Riverboat Entertainment Company, L.C. as Assignor and Peninsula Gaming Company, LLC as Assignee.

IGT

By: /s/ Ward W. Chilton                           Date Signed: July 15, 1999
    -------------------------------------                      ----------------
Its: Ward W. Chilton, Vice President
     ------------------------------------